US.351988314.03 Form of Director Option Grant ([•] 2022) REGIS CORPORATION STOCK OPTION AWARD AGREEMENT THIS STOCK OPTION AWARD AGREEMENT, dated as of [•], 202[•] (the “Grant Date”), is made between Regis Corporation, a Minnesota corporation (the “Company”), and ____________, a nonemployee director of the Company (the “Director”). WHEREAS, the Company desires to increase the Director’s identification with the Company and the interests of its shareholders, and to compensate the Director for service on the Board of Directors of the Company (the “Board”) by granting the Director an award of Stock Options which afford the Director an opportunity to purchase _______________ (_____) shares of the Company’s Common Stock under the Regis Corporation 2018 Long Term Incentive Plan (the "Plan"); and WHEREAS, the Committee has duly made all determinations necessary or appropriate for the grant of the Stock Options hereunder; NOW, THEREFORE, in consideration of the premises and mutual covenants set forth and for other good and valuable consideration, receipt of which is hereby acknowledged, the parties hereto have agreed, and do hereby agree, as follows: 1. Definitions. For purposes of this Agreement, the definitions of terms contained in the Plan are hereby incorporated by reference, except to the extent that any such term is specifically defined in this Agreement. 2. Grant of Stock Options. The Company has granted to the Director, effective as of the Grant Date, the right and option to purchase, on the terms and conditions set forth in the Plan and this Agreement, all or any part of an aggregate of [•] shares of Common Stock, subject to adjustment as set forth in the Plan (the “Stock Options”). The Stock Options are intended to be Nonqualified Stock Options. 3. Exercise Price. The exercise price of each Stock Option is $[•] per share of Common Stock, subject to adjustment as set forth in the Plan (the “Exercise Price”). 4. Vesting of Stock Options. Subject to the terms and conditions set forth in the Plan and this Agreement, the Stock Options must satisfy a time-vesting condition to become vested and exercisable, as follows: US.351988314.03 2 (a) The Stock Options granted to the Director hereunder will vest on a pro-rata basis as to one-twelfth (1/12) of the Stock Options covered by this Agreement on each monthly anniversary of the Grant Date, [•], 2022 (the “Vesting Commencement Date”), for the first eleven (11) months, and as to any remaining unvested Stock Options on the date of the Company’s 2023 annual shareholders meeting, provided the Director has not had a Separation from Service prior to the commencement of such meeting (the “Full Vesting Date”). (b) For purposes of this Agreement, the Director’s “Separation from Service” with the Board shall occur upon the effective date of the Director’s termination of membership on the Board, unless the Director is an employee of the Company as of that date. For purposes of this Agreement, the Director’s “Separation from Service” with the Company as an employee shall have the same meaning as defined in Treas. Reg. §1.409A- 1(h). (c) Unless vesting is otherwise accelerated in accordance with the terms of this Agreement or the Plan, if the Director incurs a Separation from Service (other than due to death, Disability or upon a Change in Control) on or before the Full Vesting Date, any unvested Stock Options shall be forfeited and the Director shall have no further interest in such Stock Options. For example, if a Director incurs a Separation from Service six months after the Vesting Commencement Date, the Director shall be vested in 6/12 (or ½) of the Stock Options, and shall forfeit the remaining unvested Stock Options granted hereunder. (d) Upon a Change in Control or upon the Director’s Separation from Service due to death, or Disability, any unvested Stock Options will become automatically fully vested. The terms “Disability” and “Change in Control” shall have the meanings set out in the Plan. Notwithstanding the foregoing, for purposes of settlement (but not vesting) of any Stock Options that vest as a result of the application of this Section 4(d), Stock Options that vest upon the Director’s Disability or a Change in Control shall be settled on the first to occur of (i) the Director’s Disability, (ii) a Change in Control, (iii) the Director’s Separation from Service, and (iv) the Director’s death. 5. Expiration. Any unexercised Stock Options will expire on the tenth (10th) anniversary of the Grant Date (the “Expiration Date”), or earlier as provided in Section 6 of this Agreement or in the Plan. 6. Period of Exercise. Subject to the provisions of the Plan and this Agreement, the Director (or the Director’s Representative, as applicable) may exercise all or any part of the vested Stock Options at any time prior to the earliest to occur of: (a) the Expiration Date; US.351988314.03 3 (b) the date that is ninety (90) days following the Director’s Separation from Service within twelve (12) months following a Change in Control; (c) if the Director’s Separation from Service is due to death or Disability, the date that is twelve (12) months following such termination; (d) the date of Director’s Separation from Service by the Company for Cause; or (e) the date that is thirty (30) days following any Separation from Service not described in Sections 6(b)-(d). 7. Exercise of Stock Options. (a) Notice of Exercise. Subject to Sections 4, 5 and 6, the Director or, in the case of the Director’s death or Disability, the Director’s Representative, may exercise all or any part of the vested Stock Options by giving written or electronic notice of exercise to the Company or such agent or representative as may be designated by the Company in a form provided by the Committee (such notice, a “Notice of Exercise”). The Notice of Exercise will be signed by the person exercising the Stock Options. In the event that the Stock Options are being exercised by the Director’s Representative, the Notice of Exercise will be accompanied by proof (satisfactory to the Committee) of the Representative’s right to exercise the Stock Options. The Director or the Director’s Representative will deliver to the Committee, at the time of giving the Notice of Exercise, payment in a form permissible under Section 8 for the full amount of the Purchase Price (as defined below) and applicable withholding taxes as provided below. (b) Tax Consequences and Payment of Withholding Taxes. Neither the Company nor any Affiliate shall be liable or responsible in any way for the tax consequences relating to the award or exercise of the Stock Options. The Director agrees to determine and be responsible for any and all tax consequences to the Director relating to the award and exercise of the Stock Options and the issuance of Common Stock hereunder. If the Company is obligated to withhold an amount on account of any tax imposed as a result of the issuance of shares of Common Stock upon exercise of all or a portion of the Stock Options (“Withholding Taxes”), the provisions of Section 13.4 of the Plan regarding the satisfaction of tax withholding obligations shall apply (including any required payments by the Director). 8. Payment for Shares of Common Stock. The “Purchase Price” will be the Exercise Price multiplied by the number of shares of Common Stock with respect to which Stock Options are being exercised. All or part of the Purchase Price and any Withholding Taxes may be paid as follows: (a) Cash or Check. In cash or by bank certified check. US.351988314.03 4 (b) Brokered Cashless Exercise. To the extent permitted by applicable law, from the proceeds of a sale through a broker on the date of exercise of some or all of the shares of Common Stock to which the exercise relates. In that case, the Director will execute a Notice of Exercise and provide the Plan administrator with a copy of irrevocable instructions to a broker to deliver promptly to the Company the amount of sale proceeds to pay the aggregate purchase price and/or Withholding Taxes, as applicable. To facilitate the foregoing, the Company may, to the extent permitted by applicable law, enter into agreements or coordinate procedures with one or more brokerage firms. (c) Net Exercise. By reducing the number of shares of Common Stock otherwise deliverable upon the exercise of the Stock Options by the number of shares of Common Stock having a Fair Market Value equal to the amount of the Purchase Price and/or Withholding Taxes, as applicable. (d) Surrender of Stock. By surrendering, or attesting to the ownership of, shares of Common Stock that are already owned by the Director free and clear of any restriction or limitation, unless the Committee specifically agrees in writing to accept such shares of Common Stock subject to such restriction or limitation. Such shares of Common Stock will be surrendered to the Company in good form for transfer and will be valued by the Company at their Fair Market Value on the date of the applicable exercise of the Stock Options, or to the extent applicable, on the date the Withholding Taxes are to be determined. 9. Adjustment to Stock Options. In the event of any change with respect to the outstanding shares of Common Stock contemplated by Section 4.7 of the Plan, the Stock Options may be adjusted in accordance with Section 4.7 of the Plan. 10. Nontransferable; Requirements of Law. Except as otherwise approved by the Committee, the Stock Options may not be sold, transferred, conveyed, gifted, assigned, pledged, encumbered, hypothecated, alienated or otherwise disposed of, other than by will or the laws of descent and distribution, and any attempt to do so shall be void. The Company shall not be required to issue any shares of Common Stock in satisfaction of the exercise of all or a portion of the Stock Options if the issuance of such shares shall constitute a violation of any provision of any applicable law or regulation of any governmental authority. The Director acknowledges that any certificate representing shares of Common Stock to be issued upon the exercise of the Stock Options may be required to bear any legend that counsel to the Company believes is necessary or desirable to facilitate compliance with applicable securities laws. The Company shall have no duty or obligation beyond those imposed by applicable securities laws generally to affirmatively disclose to the Director or a Representative, and the Director or Representative shall have no right to be advised of, any material non-public information regarding the Company or an Affiliate at any time prior to, upon or in connection with the issuance of the shares of Common Stock upon the exercise of Stock Options.

US.351988314.03 5 11. No Shareholder Rights until Exercise. The grant of the Stock Options does not entitle the Director to any of the rights of a holder of the Company’s Company Stock, including voting and dividend rights. The Director shall have no rights as a shareholder of the Company with respect to the shares of Common Stock to be issued upon exercise of the Stock Options until a stock certificate therefor has been actually or constructively issued to the Director in accordance with this Agreement. 12. Administration. The Plan and this Award of Stock Options are administered by the Committee, in accordance with the terms and conditions of the Plan. Actions and decisions made by the Committee in accordance with this authority shall be effectuated by the Company. 13. Plan. The Director hereby acknowledges receipt of a copy of the Plan. Notwithstanding any other provision of this Agreement, the grant of Stock Options is made pursuant to the Plan, as in effect on the date hereof, and is subject to all the terms and conditions of the Plan, as the same may be amended from time to time. The interpretation and construction by the Committee of the Plan, this Agreement, and such rules and regulations as may be adopted by the Committee for the purpose of administering the Plan, shall be final and binding upon the Director. The Company shall, upon written request therefore, send a copy of the Plan, in its then current form, to the Director or any other person or entity then entitled to receive the shares of Common Stock to be issued in connection with the exercise of the Stock Options. 14. No Service Rights. No provision of this Agreement shall give the Director any right to, or to continue in, service on the Board. In addition, no provision of this Agreement shall give the Director any right to, or to the extent the Director becomes an employee of the Company following the Grant Date, to continue in, the employ of the Company, any Affiliate or any other entity, or create any inference as to the length of service of the Director, or affect the right of the Company (or any Affiliate or any other entity) to terminate the service of the Director (with or without Cause), or give the Director any right to participate in any employee welfare or benefit plan or other program of the Company, any Affiliate or any other entity. 15. Governing Law. This Agreement, the awards of Stock Options hereunder and the issuance of Common Stock in payment of Stock Options shall be governed by, and construed and enforced in accordance with, the laws of the State of Minnesota (other than its laws respecting choice of law). US.351988314.03 6 16. Entire Agreement. This Agreement and the Plan constitute the entire obligation of the parties hereto with respect to the subject matter hereof and shall supersede any prior expressions of intent or understanding with respect to this transaction. 17. Amendment. Any amendment to this Agreement shall be in writing and signed on behalf of the Company and shall comply with the terms and conditions of the Plan. 18. Waiver; Cumulative Rights. The failure or delay of either party to require performance by the other party of any provision hereof shall not affect its right to require performance of such provision unless and until such performance has been waived in writing. Each and every right hereunder is cumulative and may be exercised in part or in whole from time to time. 19. Counterparts. This Agreement may be signed in two (2) counterparts, each of which shall be an original, but both of which shall constitute but one and the same instrument. 20. Headings. The headings contained in this Agreement are for reference purposes only and shall not affect the meaning or interpretation of this Agreement. 21. Severability. If for any reason any provision of this Agreement shall be determined to be invalid or unenforceable, such invalidity or unenforceability shall not affect any other provision hereof, and this Agreement shall be construed as if such invalid or unenforceable provision were omitted. 22. Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon each successor and assign of the Company. All obligations imposed upon the Director or the Director’s Representative, and all rights granted to the Company hereunder, shall be binding upon the Director's or the Director’s Representative's heirs, legal representatives and successors. IN WITNESS WHEREOF, the Company has caused this Agreement to be duly executed by an officer thereunto duly authorized, and the Director has hereunto set his hand, all as of the day and year first above written. US.351988314.03 7 REGIS CORPORATION By: DIRECTOR: